                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 14, 1998

                             BRITE VOICE SYSTEMS, INC.
                             -------------------------
    (Exact name of Registrant as specified in its Articles of Incorporation)

          Kansas                      0-17920                  48-0986248
----------------------------      ----------------          ------------------
(State or other jurisdiction      (Commission File           (I.R.S. Employer
     of incorporation)                 Number)              Identification No.)

250 International Parkway, Suite 300, Heathrow, Florida            32746
-------------------------------------------------------     ------------------
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code: (407) 357-1000

                                 Not Applicable
                                 --------------
                         (Former name, or former address,
                           if changed since last report)


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b)      PRO FORMA FINANCIAL INFORMATION.
         Pursuant to Paragraph (b)(2) of Item 7 of Form 8-K, the pro forma financial information was omitted from the disclosure contained in the Registrant's Current Report on Form 8-K dated December 14, 1998 and filed with the Securities and Exchange Commission on December 23, 1998. The pro forma financial statements listed in the Index appearing at Page F-1 are filed herewith.

(c)      EXHIBITS.
         Reference is made to the Exhibits previously filed with the Securities and Exchange Commission as Exhibits to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      BRITE VOICE SYSTEMS, INC.


                                      By: /s/ Glenn A. Etherington
                                          ---------------------------
                                          Glenn A. Etherington
                                          Chief Financial Officer


Dated: December 30, 1998

         INDEX TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited Pro Forma Consolidated Financial Statements give effect to the disposition by Brite Voice Systems, Inc. ("Brite Voice") of its telecommunications management services division ("TSL") (the "Disposition"). The Pro Forma Consolidated Balance Sheet as of September 30, 1998, and the Consolidated Statements of Income for the nine-month period ended
September 30, 1998, and for the year ended December 31, 1997, are based on the historical financial statements of Brite Voice and TSL as of September 30, 1998, the nine-month period ending September 30, 1998, and for the year ended December 31, 1997, respectively, adjusted to give effect to the Disposition.

     The Pro Forma Consolidated Financial Statements do not purport to represent what Brite Voice's results of operations or financial condition would have been had the Disposition actually occurred as of January 1, 1997, or to predict Brite Voice's results of operations or financial condition in the future. These statements are qualified in their entirety by, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Brite Voice.

     The Pro Forma Consolidated Financial Statements give effect only to the adjustments set forth in the accompanying notes and do not reflect any other benefits anticipated by management as a result of the Disposition.

         Page
         -----
          F-2 Pro Forma Consolidated Balance Sheet as of September 30, 1998 (Unaudited)

          F-3 Notes to the Pro Forma Consolidated Balance Sheet as of September 30, 1998

          F-4 Pro Forma Consolidated Statement of Income for the nine month period ended September 30, 1998 (Unaudited)

          F-5 Notes to the Pro Forma Consolidated Statement of Income for the nine month period ended September 30, 1998

          F-6 Pro Forma Consolidated Statement of Income for the year ended December 31, 1997 (Unaudited)

          F-7 Notes to the Pro Forma Consolidated Statement of Income for the year ended December 31,1997

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                   (UNAUDITED)

                                         Historical       Historical       Adjustments       Pro Forma
                                         Brite Voice         TSL         for Disposition  Brite Voice (7)
                                        -------------- ----------------- ---------------- -----------------
ASSETS

CURRENT ASSETS
   Cash and cash equivalents                 $  3,204            $    -       $19,787(1)       $ 22,991
   Accounts receivable                         57,468             4,154           213(2)         53,527
   Inventories                                 24,036                 -             -            24,036
   Prepaid expenses and other                   6,863                29             -             6,834
                                          -----------          --------     ---------        ----------
          Total Current Assets                 91,571             4,183        20,000           107,388
                                          -----------          --------     ---------        ----------

PROPERTY AND EQUIPMENT
   Land, building & improvements                3,074                 -             -             3,074
      Furniture and equipment                  26,190             2,380             -            23,810
                                          -----------          --------     ---------        ----------
                                               29,264             2,380             -            26,884
      Less accumulated depreciation           (10,601)           (1,359)            -            (9,242)
                                          -----------          --------     ---------        ----------
                                               18,663             1,021             -            17,642
                                          -----------          --------     ---------        ----------
OTHER ASSETS                                    6,044               105         2,500(3)          8,439
                                          -----------          --------     ---------        ----------
TOTAL ASSETS                                 $116,278            $5,309       $22,500          $133,469
                                          -----------          --------     ---------        ----------
                                          -----------          --------     ---------        ----------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                          $ 22,474            $  672       $     -          $ 21,802
   Accrued salaries and wages                   3,917               619             -             3,298
   Other accrued expenses                       1,163                 -         1,300(4)          2,463
   Deferred revenue                             4,726                36             -             4,690
   Customer deposits                            5,892                16             -             5,876
   Income taxes payable                         2,930                 -         6,894(5)          9,824
                                          -----------          --------     ---------        ----------
           Total Current Liabilities           41,102             1,343         8,194            47,953
                                          -----------          --------     ---------        ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
   Preferred stock                                  -                 -             -                 -
   Common stock                                44,904                 -             -            44,904
   Retained earnings                           29,849             3,966        14,306(6)         40,189
   Cumulative foreign currency
       translation adjustment                     423                 -             -               423
                                          -----------          --------     ---------        ----------
             Total Stockholders' Equity        75,176             3,966        14,306            85,516
                                          -----------          --------     ---------        ----------
TOTAL LIABILITIES                            $116,278            $5,309       $22,500          $133,469
                                          -----------          --------     ---------        ----------
                                          -----------          --------     ---------        ----------


                NOTES TO THE PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1998
                             (Amounts in Thousands)
                                   (Unaudited)

(1) Reflects the portion of the purchase price received in cash less the amount retained in escrow.

(2)  Reflects the portion of the purchase price retained in escrow.

(3)  Reflects the estimated value of preferred stock received.

(4) Reflects the estimated costs of the Disposition including investment bankers fees and professional services.

(5) Reflects the estimated effect on taxes payable resulting from the gain on the Disposition.

(6)  Reflects the recorded gain less the tax effect:

          Cash received                                        $ 20,000
          Estimated value of preferred stock received             2,500
          Net assets disposed                                    (3,966)
          Estimated costs of the Disposition                     (1,300)
                                                               --------
                   Recorded gain, before taxes                   17,234
          Tax effect at 40%                                      (6,894)
                                                               --------
                   Recorded gain, after taxes                  $ 10,340
                                                               --------

          Net assets disposed                                     3,966
                                                               --------
                   Increase in retained earnings               $ 14,306
                                                               --------
                                                               --------

(7) Reflects Historical Brite Voice, less Historical TSL, as adjusted for the Disposition.

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
               FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1998
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                   (UNAUDITED)


                                                  Historical         Historical      Adjustments        Pro Forma
                                                  Brite Voice           TSL        for Disposition     Brite Voice (3)
                                                  ------------       ----------    ---------------     ---------------
REVENUES
   Systems                                           70,375                 -                 -             70,375
   Services                                          38,779            14,073                 -             24,706
                                                  ------------       ----------    ---------------     ---------------
                                                    109,154            14,073                               95,081
                                                  ------------       ----------    ---------------     ---------------
COSTS AND EXPENSES
   Cost of Sales:
        Systems                                      36,545                 -                 -             36,545
        Services                                     22,911             9,030                 -             13,881
   Research and engineering                          11,094                 -                 -             11,094
   Selling, general and administrative               33,754             3,565               919   (1)       31,108
                                                  ------------       ----------    ---------------     ---------------
                                                    104,304            12,595               919             92,628
                                                  ------------       ----------    ---------------     ---------------
INCOME (LOSS) FROM OPERATIONS                         4,850             1,478              (919)             2,453
                                                  ------------       ----------    ---------------     ---------------
                                                  ------------       ----------    ---------------     ---------------
OTHER INCOME (EXPENSE)                                  558                 -                 -                558

INCOME BEFORE INCOME TAXES                            5,408             1,478              (919)             3,011
INCOME TAX PROVISION                                  2,179               591              (367)  (2)        1,221
                                                  ------------       ----------    ---------------     ---------------
NET INCOME                                         $  3,229          $    887          $   (552)          $  1,790
                                                  ------------       ----------    ---------------     ---------------
                                                  ------------       ----------    ---------------     ---------------

BASIC EARNINGS PER SHARE                           $   0.27          $   0.07          $  (0.05)          $   0.15
                                                  ------------       ----------    ---------------     ---------------
                                                  ------------       ----------    ---------------     ---------------
DILUTED EARNINGS PER SHARE                         $   0.26          $   0.07          $  (0.04)          $   0.14
                                                  ------------       ----------    ---------------     ---------------
                                                  ------------       ----------    ---------------     ---------------

             NOTES TO THE PRO FORMA CONSOLIDATED STATEMENT OF INCOME
               For the Nine-Month Period Ended September 30, 1998
                             (Amounts in Thousands)
                                   (Unaudited)

(1) Reflects overhead costs of Brite Voice allocated to TSL, for which no future savings would be realized.

(2) Reflects the reduction of income taxes associated with Disposition, offset by the allocation of the management fees using the effective tax rate.

(3) Reflects Historical Brite Voice, less Historical TSL, as adjusted for the Disposition.

                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                   (UNAUDITED)

                                         Historical         Historical      Adjustments          Pro Forma
                                         Brite Voice           TSL        for Disposition     Brite Voice (3)
                                         ------------       ----------    ---------------     ---------------
REVENUES
   Systems                                  69,344                 -                -            69,344
   Services
                                            50,505            16,454                -            34,051
                                         ------------       ----------    ---------------     ---------------
                                           119,849            16,454                            103,395
                                         ------------       ----------    ---------------     ---------------
COSTS AND EXPENSES
   Cost of Sales:
        Systems                             32,007                 -                -            32,007
        Services                            28,764            11,187                -            17,577
   Research and engineering                 13,036                 -                -            13,036
   Selling, general and administrative      43,646             4,206            1,050 (1)        40,490
   Restructuring, relocation and
     reengineering                          10,980                 -                -            10,980
                                         ------------       ----------    ---------------     ---------------
                                           128,433            15,393            1,050           114,090
                                         ------------       ----------    ---------------     ---------------
INCOME (LOSS) FROM OPERATIONS               (8,584)            1,061           (1,050)          (10,695)

OTHER INCOME (EXPENSE)                                             -                -
   Gain on sale of electronic
      publishing assets                     29,091                 -                -            29,091
   Other, net                                 (227)                                                (227)
                                         ------------       ----------    ---------------     ---------------
                                            28,864                 -                -            28,864
                                         ------------       ----------    ---------------     ---------------
INCOME BEFORE INCOME TAXES                  20,280             1,061           (1,050)           18,169
INCOME TAX PROVISION                         8,598               446             (441)(2)         7,711
                                         ------------       ----------    ---------------     ---------------
NET INCOME                                 $11,682             $ 615          $  (609)          $10,458
                                         ------------       ----------    ---------------     ---------------
                                         ------------       ----------    ---------------     ---------------

BASIC EARNINGS PER SHARE                   $  0.98             $0.05          $ (0.05)          $  0.88
                                         ------------       ----------    ---------------     ---------------
                                         ------------       ----------    ---------------     ---------------
DILUTED EARNINGS PER SHARE                 $  0.97             $0.05          $ (0.05)          $  0.87
                                         ------------       ----------    ---------------     ---------------
                                         ------------       ----------    ---------------     ---------------

             NOTES TO THE PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 1997
                             (Amounts in Thousands)
                                   (Unaudited)

(1) Reflects overhead costs of Brite Voice allocated to TSL, for which no future savings would be realized.

(2) Reflects the reduction of income taxes associated with Disposition, offset by the allocation of the management fees using the effective tax rate.

(3) Reflects Historical Brite Voice, less Historical TSL, as adjusted for the Disposition.